Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 15 — Commitments and contingencies

Operating leases

The Company leases its vehicles and facilities under non-cancelable operating leases expiring between January 2021 and January 2024. Rent expense related to the Company’s operating leases was approximately $4.2, $4.8 million, and $3.8 million for the year ended December 31, 2020, 2019, and 2018, respectively.

Future minimum payments under non-cancelable leases are as follows:

Years ending December 31, (in thousands)
2021	$2,878
2022	992
2023	85
2024	2
Total	$3,957

Software subscription services agreement

The Company entered into a software subscription services agreement (the “SSA”) effective as of June 1, 2019. The SSA is non-cancelable for a term of five years from the effective date and renewable at the election of the Company. Payments under the terms of the SSA are due quarterly in advance. Total future minimum payments under the non-cancelable SSA are as follows:

Years ending December 31, (in thousands)
2021	$505
2022	369
2023	324
2024	81
Total	$1,279

Litigation

The Company is subject to legal proceedings and claims that arise in the ordinary course of its business. Management evaluates each claim and provides for potential loss when the claim is probable to be paid and reasonably estimable. While adverse decisions in certain of these litigation matters, claims and administrative proceedings could have a material effect on a particular period’s results of operations, subject to the uncertainties inherent in estimating future costs for contingent liabilities, management believes that any future accruals with respect to these currently known contingencies would not have a material effect on the financial condition, liquidity or cash flows of the Company. There are no amounts required to be reflected in these consolidated financial statements related to contingencies.